SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): July 13, 2006


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


         Tennessee                   0-5905                  62-0156300
 --------------------------   ---------------------   ------------------------
         (State of            (Commission File No.)        (IRS Employer
       incorporation)                                    Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events.
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               On July 13, 2006, Chattem, Inc. (the "Company") issued a press release (the "Press Release") announcing that it has amended the terms of its previously announced consent solicitation (the "Consent Solicitation") with respect to its $107.5 million 7% Senior Subordinated Notes due 2014 (the "Notes") to increase the amount of the "Consent Payment" (as such term is defined in the consent solicitation statement dated June 26, 2006). The Consent Solicitation will expire at 5:00 p.m. Eastern Time, on Friday, July 14, 2006 unless extended (the "Expiration Time"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

               Pursuant to the amendment, the Company will now pay a $40.00 Consent Payment for each $1,000 principal amount of Notes to each holder from which a properly executed consent is received prior to the Expiration Time and not properly revoked, instead of the previously announced Consent Payment of $15.00 for each $1,000 principal amount of Notes validly consented. All other material terms of the Consent Solicitation remain unchanged.


Item 9.01.     Financial Statements and Exhibits.
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               (d)     Exhibits:

                       99.1    Press Release dated July 13, 2006



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                                   SIGNATURES
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               Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 13, 2006                            CHATTEM, INC.


                                         By: /s/ Theodore K. Whitfield, Jr.
                                             -----------------------------------
                                             Theodore K. Whitfield, Jr.
                                             Vice President and General Counsel


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                                  EXHIBIT INDEX
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Exhibit No.            Exhibit Description
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99.1                   Press Release dated July 13, 2006